Intangible Assets, Net (Tables)	6 Months Ended
Sep. 30, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of Intangible Assets

As of September 30, 2025 and March 31, 2025, intangible assets consisted of the following:

	September 30,	March 31,
	2025	2025
	(unaudited)
Patents	¥2,189	¥2,101
Trademarks	422	773
Software – work-in-progress	10,266	4,691
Total intangible assets	12,877	7,565
Less: Accumulated amortization	(572)	(461)
Total intangible assets, net	¥12,305	¥7,104